UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2004

Cape Coastal Trading Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	333-105393	52-2372260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

350 5th Avenue, Suite 3304, New York, NY		10018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(212) 971-9715

301 West 53rd , 6C, New York NY 10019
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 15, 2004, the Registrant relocated its offices from 301 West 53rd Street, 6C, New York, NY 10019, to 350 5th Avenue, Suite 3304, New York, NY 10018.  Additionally, the Registrant's telephone and fax number changed to (212) 971-9715 and (212) 564-1135, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cape Coastal Trading Corporation (Registrant)

October 21, 2004	By:	/s/ Kwajo M. Sarfoh

Name: Kwajo M. Sarfoh
Title: Chief Executive Officer